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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 28, 2006

                                 NARROWSTEP INC.

             (Exact Name of Registrant as Specified in its Charter)



         Delaware                   333-108632                 33-1010941
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(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)            Identification No.)


 60 PARSONS GREEN LANE, LONDON, UNITED KINGDOM                   SW6 4HU
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   (Address of principal executive offices)                     (Zip Code)


     Registrant's telephone number, including area code: 011 44 20 7731 4242
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02       DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        On February 28, 2006, the Board of Directors of Narrowstep Inc. (the "Company") appointed Stephen Beaumont as a Class I Director of the Company, to fill the vacancy previously created by the resignation of Paul Robinson from the Board in March, 2005. Mr. Beaumont was not, and presently is not expected to be, appointed to any Board committees.

        Mr. Beaumont became an employee of the Company on November 1, 2005. He became Senior Vice President concurrently with his appointment to the Board. Mr. Beaumont's employment agreement provided for a 3-month trial period, which has been successfully completed. The employment agreement provides that Mr. Beaumont will receive an annual salary of (Pounds Sterling) 80,000, and various option grants.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NARROWSTEP INC.



                                  By:   /s/ Steven Crowther
                                        ----------------------------------------
                                        Steven Crowther
                                        Senior Vice President and
                                        Chief Financial Officer


Dated:  March 2, 2006




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